Supplement to the

Fidelity® Cash Reserves (FDRXX) and Fidelity U.S. Government Reserves (FGRXX)

Funds of Fidelity Phillips Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2011

Effective immediately, the general research services agreement with Fidelity Research & Analysis Company has been terminated on behalf of the funds.

CAS/FUSB-11-01 February 8, 2011
1.475755.124